UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

__________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  August 12, 2004

Commission file number:  0-9165

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STRYKER CORPORATION
(Exact name of registrant as specified in charter)

Michigan	38-1239739
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

2725 Fairfield Road, Kalamazoo, Michigan	49002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (269) 385-2600

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ITEM 5.	OTHER EVENTS AND REGULATION FD DISCLOSURE

Stryker Corporation issued a press release on August 12, 2004 announcing the completion of the SpineCore, Inc. acquisition.

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1	Press release dated August 12, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRYKER CORPORATION
(Registrant)

August 12, 2004	/s/ DEAN H. BERGY
Date	Dean H. Bergy
Vice President,
Chief Financial Officer and Secretary
(Principal Financial Officer)

EXHIBIT INDEX

99.1	Press release dated August 12, 2004